Exhibit 99.1
First Quarter 2010
Earnings Conference Call

April 27, 2010
NASDAQ: HTCO

“Safe Harbor” Statement
 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
 available in our presentation.

First Quarter 2010 Highlights
• Revenue increased 16% to $38.7 million
• Enventis fiber and data revenue increased 44 percent,
 equipment and services revenue increased 29 percent
• Telecom broadband revenue grew 12 percent,
 digital TV subscribers increased 16 percent
• Net income totaled $1.4 million, down 12 percent
• Debt reduced $4.3 million, resulting in a debt to EBITDA ratio of 2.9x
• Strategic investments in fiber network upgrades and expansion,
 SMB market plan acceleration
Solid balance sheet, strategic investments in growth opportunities.

Consolidated Revenue
Q1’10 compared to Q1’09
• Enventis fiber and data
 revenue +44%
• Enventis equipment & services
 revenue +29%
• Telecom broadband revenue
 +12%
• Telecom network access and
 local service revenues (-3%)
(Dollars in Millions)
Quarterly Revenue

Diluted EPS
$0.12
$0.11
$0.11
Q1'09
Q4'09
Q1'10

Income before Taxes
(Dollars in Millions)
$2.9
$2.3
$2.9
Q1'09
Q4'09
Q1'10

HickoryTech

Earnings and Income
Diluted EPS
• Earnings impacted by a one-time
 expense of $279,000 related to the
 Healthcare Reconciliation Act of
 2010

 Income before Taxes
 (continuing operations)
• Success in fiber & data, and
 broadband services offset network
 access and local service declines

$15.9
$20.9
$21.5
Q1'09
Q4'09
Q1'10

$6.7
$9.4
$9.6
Q1'09
Q4'09
Q1'10

Enventis Sector
Q1’10 compared to Q1’09
• Fiber and data revenues +44%
• Equipment & services revenue
 +29%

Fiber and Data
• Continued growth from service
 providers (wireless, regional and
 national carriers)
• Solid SMB customer segment
 sales results
• Includes CP Telecom in Q1’10 and
 Q4’09
Quarterly Revenue
Fiber and Data Revenue
(Dollars in Millions)

(Dollars in Millions)

Quarterly Revenue
$17.9
$17.9
$17.8
Q1'09
Q4'09
Q1'10

Operating Income
$3.4
$3.1
$2.8
Q1'09
Q4'09
Q1'10

HickoryTech

Telecom Sector
Q1’10 compared to Q1’09
• Consistent Telecom revenue
• Broadband revenue +12%
 Digital TV subscribers +16%
 DSL subscribers +3%
• Network Access revenue -1%
• Local Service revenue -5%
Telecom Operating Income
• Cost management and success in
 broadband services have moderated
 the decline in Telecom profitability

Strong record of debt pay down; reduced debt $4.3 M in Q1'10 following pay down of $6.5 M in 2009

(Dollars in Millions)
$125.6
$120.5
$116.2
3/31/09
12/31/09
Q1'10

HickoryTech

Debt Balance
3/31/10
Debt to EBITDA ratio
of 2.9 times at 3/31/10

SERVICE AREA
International Falls
Ely
Babbitt
Hibbing
Virginia
Eveleth
Grand Rapids
Duluth
Fargo
Superior
Brainerd
Fergus Falls
St. Cloud
Alexandria
Minneapolis/
St. Paul
Eau Claire
Shakopee
Farmington
Red Wing
Mankato
Faribault
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Des Moines
HickoryTech Fiber Network
2010 Construction
Extended Fiber Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

Fiber Network Expansion

2010 Network Plans
•Expansion of network to Sioux Falls, So. Dakota
and Fargo, No. Dakota
•Expansion of network capacity between
Minnesota and Des Moines, Iowa
•Add lit buildings, expand Mid-band Ethernet
services and extend network for FTTT contracts.

2010 Fiscal Outlook
Targets ranges as follows:
• Revenue: $150 million to $158 million
• Net Income: $8.7 million to $9.6 million (previously $8.2 to $9.1 million)
• Capital spending: $22 million to $26 million
• EBITDA: $40.5 million to $43 million
• Debt balance (year-end): $117 million to $119 million.
Outlook targets updated in first quarter 2010 earnings release, dated April 26, 2010.

2010 Strategic Initiatives
• Increased investment and focus on growing business services
 ➢ Fiber network expansion
 ➢ Accelerate SMB market plan
 ➢ Expand Mid-band Ethernet and data center services
 ➢ Target FTTT and last-mile fiber builds
• Grow broadband services and focus on customer retention
• Increase capital spending on key strategic initiatives
• Manage free cash flow, manage costs and potentially increase debt in short term
• Long-term goal to double the value of HickoryTech over next five years

HTCO Strengths
• Strong cash flows
• High level of recurring revenue, consistent operating income
• Focused capital spending on strategic growth initiatives
• Long-standing dividend return
• 110+ year Company with strong financial track record

Reconciliation of Non-GAAP Measures

(Dollars in millions)	Three Months Ended March 31, 2010		Three Months Ended March 31, 2009	
Reconciliation of net income to EBITDA:				
Net income	$	1.4	$	1.6
Add:				
Depreciation & Amortization		5.4		5.3
Interest expense		1.6		1.7
Taxes		1.5		1.2
EBITDA (1)	$	9.9	$	9.8

(Dollars in millions)	For Year Ended December 31, 2010 Guidance Range Low		High	
Reconciliation of net income to 2010 EBITDA guidance				
Projected net income	$	8.7	$	9.6
Add back:				
Depreciation and amortization		21.3		21.9
Interest expense		5.1		5.4
Income tax expense		5.4		6.1
Projected EBITDA	$	40.5		43.0

(Dollars in millions)	Three Months Ended March 31, 2010		Three Months Ended March 31, 2009	
Telecom Sector Reconciliation of net income to EBITDA:				
Net income	$	1.4	$	2.0
Add:				
Depreciation & Amortization		4.0		4.1
Interest expense		-		-
Taxes		1.4		1.4
EBITDA (1)	$	6.8	$	7.5

(Dollars in millions)	Three Months Ended March 31, 2010		Three Months Ended March 31, 2009	
Enventis Sector Reconciliation of net income to EBITDA:				
Net income	$	1.1	$	0.7
Add:				
Depreciation & Amortization		1.4		1.1
Interest expense		-		-
Taxes		0.8		0.5
EBITDA (1)	$	3.3	$	2.3

(1)The EBITDA calculation presented above is defined by our debt agreement.

HickoryTech